Exhibit 99.1

IMPAX Laboratories, Inc. (IPXL.PK) "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: To the extent any statements made in this presentation contain information that is not historical, these statements are forward-looking in nature and express the beliefs and expectations of management. Such statements are based on management's current expectations and are subject to a number of known and unknown risks and uncertainties that could cause IMPAX's future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, possible adverse effects resulting from the delisting of and suspension of trading in IMPAX's stock, the SEC proceeding to determine whether to suspend or revoke the registration of IMPAX's securities under section 12 of the Securities Exchange Act, IMPAX's delay in filing its periodic reports subsequent to its Form 10-Q for the third quarter of 2004, the time that will be required to complete the filing of IMPAX's delinquent periodic reports, IMPAX's ability to obtain sufficient capital to fund its operations, the difficulty of predicting FDA filings and approvals, consumer acceptance and demand for new pharmaceutical products, the impact of competitive products and pricing, IMPAX's ability to successfully develop and commercialize pharmaceutical products, IMPAX's reliance on key strategic alliances, the uncertainty of patent litigation, the availability of raw materials, the regulatory environment, dependence on patent and other protection for innovative products, exposure to product liability claims, fluctuations in operating results and other risks detailed from time to time in IMPAX's filings with the Securities and Exchange Commission. Forward-looking statements speak only as to the date on which they are made, and IMPAX undertakes no obligation to update publicly or revise any forward-looking statement, regardless of whether new information becomes available, future developments occur or otherwise. Note: All product sales data included herein are derived from data published by Wolters Kluwer Health for the 12 months ending December 31, 2007, except for the veterinary product Carprofen, which are derived from data published by Market Dynamics for the 12 months ending December 31, 2004. Trademarks referenced herein are the property of their respective owners. (c)2008 IMPAX Laboratories, Inc.

10-K Filing Timeline 2004 - 2007 Audits 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q -------------2005------------- ------------------2006------------------ --------------------2007---------------------2008------

Overview Technology-based specialty pharmaceutical company More than 140 R & D experts focused on formulating products that do not infringe on existing patents Generic - Concentration on First-to-File, First-to-Market opportunities Brand - 505 (b)(2) NDA Candidates focused on CNS Significant commercial product portfolio and pipeline

Technology and Drug Delivery Capabilities Patented techniques and know-how Patents issued: United States - 7; Foreign - 11 Pending applications: United States - 9; Foreign - 28 Substantial development experience - 110 products approved, pending or under development targeting over $30 billion in US product sales Generic - 41 approved ANDAs, 23 pending at the FDA and 46 under development Brand - 1 NDA pending, 1 in clinical evaluation and 2 in development

Technological Edge Technological Edge

R & D Highlights for 2007

- Received 6 FDA approvals
  - ✓ Final approvals for generic versions of:
    - Corzide 40/5mg, 80/5mg
    - Ditropan XL 5,10mg
    - Xanax XR 0.5, 1, 2, 3mg
    - Lopid 600mg
    - Persantine Tabs 25, 50, 75mg
    - Baclofen Tabs 10, 20mg

February 2008

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Commercial Highlights for 2007

- Launched 5 new products
  - ✓ Generic versions of:
    - Colestid Tablets 1g
    - Urecholine 5, 10, 25, 50mg
    - Ditropan XL 5, 10mg
    - Corzide 40/5mg, 80/5mg
    - Persantine Tabs 25, 50, 75mg

February 2008

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Research and Development Strategy

Formulation Expertise Applied Technology Candidates Generic Products First-to-File First-to-Market Limited Competition Products Branded Products CNS Products

Technology State-of-the art formulation techniques Diverse oral-solid formulation capabilities Targeting products with limited competition Controlled release projects where our substantial experience allows us to formulate around existing patents Specialty formulation projects where we focus on difficult- to-formulate, difficult-to-manufacture product opportunities Brand products improving on marketed products Focused on CNS

Outsourced Product Development Complements (and leverages) internal programs Directed programs 4 offshore companies 13 projects outsourced 6 already submitted and 2 approved

Substantial and Growing Manufacturing Capacity Hayward operations 1.2 billion unit annual capacity Taiwan plant underway Initial phase - 50% increase Fully approved and operational early 2010

Taiwan Construction $25 million capital budget All production for export to the US Will be one of only a few FDA approved dosage form plants in Asia

Generic Target Market Immediate Release Immediate Release Controlled Release Controlled Release Total Total # Market # Market # Market Pending at FDA 10 $758 13 $9,447 23 $10,205 Under Development 15 $3,365 31 $12,906 46 $16,271 Total 25 $4,123 44 $22,353 69 $26,476 Market - US Market size in millions of US$ Market - US Market size in millions of US$ Market - US Market size in millions of US$ Market - US Market size in millions of US$

Generic Target Market

Paragraph-IV Generic Products

26 Filings

IMPAX Project	Generic of*	Est. Filing Order**	Initial Filing
Omeprazole 10,20,40mg DR	Prilosec (AZN)	5th of 10 total	4Q99
Bupropion 100,150mg ER	Wellbutrin SR (GSK)	3rd of 5 total	2Q00
Bupropion 150mg ER	Zyban (GSK)	2nd of 4 total	2Q00
Fenofibrate 67,134,200mg	Lofibra (Gate/Teva)	2nd of 2 total	2Q00
Loratadine & PSE 10/240mg ER	Claritin-D 24 hr (SGP)	2nd of 3 total	3Q00
Loratadine 10mg ODT	Claritin Reditab (SGP)	3rd of 3 total	4Q00
Loratadine & PSE 5/120mg ER	Claritin-D 12 hr (SGP)	1st of 2 total	4Q00
Metformin 500mg ER	Glucophage XR (BMS)	2nd of 15 total	3Q01[1]
Fexofenadine & PSE 60/120mg ER	Allegra-D (AVE)	2nd of 5 total	4Q01
Oxycodone 80mg ER	OxyContin (PUR)	3rd of 6 total	4Q01
Oxycodone 10,20&40mg ER	OxyContin (PUR)	3rd of 6 total	2Q02
Fenofibrate 54,160mg	Tricor Tablet (ABT)	2nd of 4 total	3Q02
Methylphenidate 18,27,36&54mg ER	Concerta (Alza/JNJ)	1st of 2 total	4Q02[2]

* Trademarks referenced are the property of their respective owners. **Estimation based on publicly available data.

[1] Paragraph IV cert. & notice filed 4Q02. Products in Teal are marketed. White background means TA/FA received

IMPAX LABORATORIES, INC.

February 2003

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Paragraph-IV Generic Products

IMPAX Project	Generic of*	Est. Filing Order**	Initial Filing
Carbidopa/Levodopa ER	Sinemet CR (BMS)	2nd of 4 total	4Q02
Carprofen 25,75 &100mg (Vet)	Rimadyl (Pfizer)	1st of 2 total	4Q02
Bupropion 200mg ER	Wellbutrin SR (GSK)	1st of 2 total	1Q03
Oxybutynin 5,10,15mg ER	Ditropan XL (Alza/JNJ)	2nd of 2 total[3]	2Q03
Amphetamine 5,10,15,20,25&30mg ER	Adderall XR (Shire)	2nd of 5 total	3Q03
Metformin 750mg ER	Glucophage XR (BMS)	5th of 10 total	4Q03
Bupropion 150&300mg ER	Wellbutrin XL (GSK)	3rd of 4 total	4Q04
Colestipol 1gm	Colestid Tablet (Pfizer)	1st	4Q04[2]
Venlafaxine 37.5,75&150mg ER	Effexor XR (Wyeth)	2nd of 6 total	4Q05
Undisclosed			3Q06
Divalproex 250,500mg ER	Depakote ER (ABT)	8th of 8 total	1Q07
Oxymorphone 5,10,20,40mg SR	Opana ER (Endo/Penwest)	1st of 1 total	4Q07[4]
Undisclosed			4Q07

* Trademarks referenced are the property of their respective owners. **Estimation based on publicly available data.
[2] Paragraph IV certification and notice filed 3Q05.
[3] First to file on 15 mg strength
[4] May be entitled to an earlier date.

February 2008

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Paragraph-IV Litigation Status Project Litigation Status Omeprazole 10, 20 & 40mg DR May 2007 trial court decision that Impax product infringes; patent not invalid. On appeal to the CAFC. Fexofenadine & PSE ER No trial date scheduled. Venlafaxine 37.5, 75, 150mg ER Trial expected 1Q 2008. Divalproex 250,500mg ER Discovery stage. Oxymorphone 5,10,20,40mg SR Suit filed November 2007.

Commercial Strategy Competitive advantages - How we are different Broad-based Approach Multiple commercial outlets in uniquely diverse categories Customer focus Product selection - provide customers with generics that are somewhat unique Equally responsive to near-term customer needs and long-term customer partnerships Inventories maintained to meet customer demand

Commercial Strategy Primary Commercial Outlets: Global Pharmaceuticals Division (Generic) Highly experienced generic field sales organization currently supplying ALL major U.S. generic purchasers Fully integrated internal customer service organization; including electronic commerce (EDI, electronic chargeback processing, etc.) with all major U.S. trading partners. Impax Pharmaceuticals Division (Brand) Fully functioning CNS sales organization (6 regional managers; 66 medical sales representatives and internal marketing support organization) actively calling on High Prescribing Neurologists nationwide.

Commercial Strategy -Strategic Alliances- Supplemental Commercial Outlets: TEVA - 12 products, 9 launched (only 22% of all 41 marketed products) DAVA - Oxycodone (OxyContin) 2nd Marketing period concluded Opportunistic Only if and when valuable

Generic Sales Capability

Brand Projects

Brand Projects Improved versions of marketed products Same R & D platform Clinical development Focused on CNS Smaller, more concentrated addressable market

VADOVA(tm) Value proposition Potentially higher patient compliance through reduced pill burden Received non-approvable letter January 2008 Nomenclature issues with the established name Evaluating options

Branded Products Pipeline IPX056 Under clinical evaluation Clinical study targeted completion 2008 Data analysis and NDA submission target 2009 IPX066 and IPX111 clinical evaluations in 2008/2009

Brand Marketing and Sales 66 Reps calling on targeted neurologists with Carbatrol (Shire) $39 million funding through 6/2009 Relationships that will facilitate marketing future internal brand products with Impax

Significant Filing Milestones *Includes amendments to two previously filed applications-not included in 2005 applications filed Filing Goal 2008: 8-10 with focus on controlled-release products 2000/ 2001 2002 2003 2004 2005 2006 2007 Applications Filed 16 8 8 6 10 6 7 PPG IV filings 9 5 4 1 3* 1 3 IND filings 2 1 NDA filings 1 Approvals (Total) 3 8 9 11 6 6 6 Tentative approval 5 2 2 1 1 1

Financials Financials

Strong Management Team Larry Hsu, Ph.D., President & CEO 30 years of experience, Abbott Laboratories, co-founded IMPAX David Doll, EVP Commercial Operations 20+ years of experience, Merck and Teva Arthur A. Koch, Jr., SVP, CFO 30 years of experience, Strategic Diagnostics, IBAH Inc., KPMG LLC Charles V. Hildenbrand, SVP, Operations 25 years of experience, PF Laboratories, Lederle Laboratories/Wyeth

Highlights Broad-based drug delivery technology Strong product portfolio "Renewable" Strong management team Brand products offer long-term growth driver